[logo] M F S(R)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            APRIL 30, 2001

[graphic omitted]

                                                                 MFS(R) EMERGING
                                                              OPPORTUNITIES FUND
                                            (FORMERLY MFS(R) MID CAP VALUE FUND)

                                                   MFS(R) HIGH QUALITY BOND FUND

                                                     MFS(R) LARGE CAP VALUE FUND

MFS(R) EMERGING OPPORTUNITIES FUND
MFS(R) HIGH QUALITY BOND FUND
MFS(R) LARGE CAP VALUE FUND

TRUSTEES                                         ASSISTANT TREASURERS
J. Atwood Ives+ -- Chairman and Chief            Mark E. Bradley*
Executive Officer, Eastern Enterprises           Robert R. Flaherty*
(diversified services company)                   Laura F. Healy*
                                                 Ellen Moynihan*
Lawrence T. Perera+ -- Partner, Hemenway
& Barnes (attorneys)                             SECRETARY
                                                 Stephen E. Cavan*
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of            ASSISTANT SECRETARY
Business Administration                          James R. Bordewick, Jr.*

Charles W. Schmidt+ -- Private Investor          CUSTODIAN
                                                 State Street Bank and Trust Company
Arnold D. Scott* -- Senior Executive Vice
President, Director, and Secretary,              AUDITORS
MFS Investment Management                        Ernst & Young LLP

Jeffrey L. Shames* -- Chairman and Chief         INVESTOR INFORMATION
Executive Officer, MFS Investment Management     For information on MFS mutual funds, call your
                                                 investment professional or, for an information
Elaine R. Smith+ -- Independent Consultant       kit, call toll free: 1-800-637-2929 any business
                                                 day from  9 a.m. to 5 p.m. Eastern time
David B. Stone+ -- Chairman, North               (or leave a message anytime).
American Management Corp.
(investment adviser)                             INVESTOR SERVICE
                                                 MFS Service Center, Inc.
INVESTMENT ADVISER                               P.O. Box 2281
Massachusetts Financial Services Company         Boston, MA 02107-9906
500 Boylston Street
Boston, MA 02116-3741                            For general information, call toll free:
                                                 1-800-225-2606 any business day from
DISTRIBUTOR                                      8 a.m. to 8 p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                              For service to speech- or hearing-impaired
Boston, MA 02116-3741                            individuals, call toll free: 1-800-637-6576 any
                                                 business day from 9 a.m. to 5 p.m. Eastern time.
CHAIRMAN AND PRESIDENT                           (To use this service, your phone must be
Jeffrey L. Shames*                               equipped with a Telecommunications Device for
                                                 the Deaf.)
ASSOCIATE DIRECTOR OF
EQUITY RESEARCH                                  For share prices, account balances, exchanges,
Michael A. Lawless*                              or stock and bond outlooks, call toll free:
                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGERS                               touch-tone telephone.
David M. Calabro*
Peter C. Vaream*                                 WORLD WIDE WEB
                                                 www.mfs.com
TREASURER
James O. Yost*

+Independent Trustee
*MFS Investment Manager

LETTER FROM THE CHAIRMAN

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1. How are my investments performing right now?

    2. How is my money being managed, over both the short and the long term?

    3. What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS Emerging Opportunities Fund

Dear Shareholders,

The fund commenced operations on May 2, 2000. From that date through the period ended April 30, 2001, Class A and Class I shares of the fund provided a total return of -16.13%. This return includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges. During the 12 month period ended April 30, 2001, the fund's benchmark, the Russell 2500 Growth Index (the Russell Index), returned -25.49%. The Russell Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. During the same 12 month period, the average mid-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 1.56%.

The fund invests in the best ideas of our equity research committee, drawing upon the stock and industry selection capabilities of our entire equity research department. The resulting portfolio represents what our committee believes to be the best selections for capital growth across the entire spectrum of publicly traded small- and mid-cap stocks. It is our intention to maintain a highly concentrated portfolio composed of 30 to 40 of our analysts' best investment ideas. Our focus is on companies that we believe are at the forefront of innovation and are capitalizing on their competitive advantages. We also seek companies that we believe are reasonably valued or undervalued relative to their prospective growth outlooks.

We've aggressively reduced the fund's weighting in the technology sector by nearly one-third since October 31, 2000. While the fund's total return reflected the difficult market environment we operated under, our decision to reduce the fund's technology weighting along with favorable stock selection helped the fund to significantly outpace the Russell Index.

While we dramatically cut the fund's exposure to many of the computer software, Internet, and telecommunications stocks that fell sharply during the past year, technology remained the largest sector weighting in the portfolio. This exposure was the primary detractor from the fund's absolute returns. As we sold technology stocks, we moved the proceeds from these areas into a diversified group of companies such as consumer packaging company Ivex Packaging, business services companies such as Bisys Group, CheckFree Corp., and electrical equipment manufacturer W.W. Grainger. Each of these companies exhibited accelerated earnings growth with strong recurring revenue streams that we believe will continue to expand. Other defensive moves we made that helped the fund during an extremely volatile period included increasing the fund's exposure to the energy and health care sectors.

Given the market environment, many investors are focusing on what's happening with the economy. While understanding how macroeconomic factors affect the market is important, we prefer to concentrate on what we believe can be measured and anticipated with more certainty -- that is, to seek out companies that can consistently grow earnings and meet or beat industry estimates. That said, we see a lot of opportunities across a number of sectors, especially among technology stocks. We believe some of these companies offer strong growth outlooks, high-quality franchises, and more reasonable valuations because they've been beaten down amid this difficult market environment.

     Respectfully,

 /s/ Michael A. Lawless

     Michael A. Lawless
     Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Lawless.

Note to Shareholders: Effective September 1, 2000, the fund changed its name to MFS(R) Emerging Opportunities Fund.

MFS High Quality Bond Fund

Dear Shareholders,

For the 12 months ended April 30, 2001, Class A shares of the fund provided a total return of 12.36% and Class I shares 11.88%. These results, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare over the same period to a 12.39% return for the fund's benchmark, the Lehman Brothers Aggregate Bond Index (the Lehman Index), an unmanaged index that is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association
(FNMA). Over the same period, the average corporate debt "A"-rated fund tracked by Lipper Inc., returned 10.89%.

The fund seeks to provide high current income that is consistent with prudent risk and under normal market conditions invests at least 65% of its total assets in fixed-income securities, including high-quality corporate bonds, mortgage- and asset-backed securities, and U.S. government securities. To select fixed-income investments, our portfolio managers and research analysts periodically assess the total return outlook for the fixed-income markets. This "horizon" outlook is a tool used to fine-tune the fund's asset allocations to various segments of the fixed-income markets. In addition, our investment staff does its own bottom-up research and independent credit analysis and evaluates the results of credit-rating agencies.

Amid a very uncertain market environment, the fund continued to demonstrate its value by providing investors with liquidity, stability, and strong performance in a period of high market volatility. During the 12-month period, the fund kept pace with its benchmark and outperformed its Lipper category average primarily due to favorable security selection. In describing the environment, the year can be separated into two distinct periods. In the first half of the period, our emphasis on longer-maturity Treasuries aided performance as investors anticipated reduced supply due to government budget surpluses that allowed the government to buy back approximately $30 billion in debt.

In the second half of the period, the bond market continued its strong performance. As slower economic growth prompted the Federal Reserve Board (the
Fed) to aggressively cut interest rates, shorter-term Treasury yields fell sharply while longer-term yields drifted higher, resulting in a steeper yield curve. Again, the fund benefited, as we anticipated this shift and moved to increase the fund's exposure to the shorter end of the Treasury yield curve.

The fund also benefited from our large exposure to agency securities and favorable security selection among mortgage-backed securities and high-quality corporate bonds. In particular, significant weightings in global financial services companies and the energy sector provided a boost to performance.

Following a period of aggressive interest rate cuts by the Fed and significant gains in government bonds, it's possible that we are entering into a period in which Treasuries may begin to underperform comparable duration (duration is a measure of interest rate sensitivity) corporate bonds. Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. We'll be keeping a close eye on future economic reports, but if we begin to see signs that the economy is turning around, we'll look to increase the fund's exposure to corporate bonds, particularly in cyclical sectors of the economy, which have been typically most sensitive to an economic recovery.

     Respectfully,

 /s/ Peter C. Vaream

     Peter C. Vaream
     Portfolio Manager

MFS Large Cap Value Fund

Dear Shareholders,

For the 12 months ended April 30, 2001, Class A shares of the fund provided a total return of 16.40% and Class I shares 17.14%. These results, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 6.43% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. During the same period, the average multi-cap value fund tracked by Lipper Inc., returned 9.57%.

The primary contributor to the fund's favorable performance over the past year was staying true to our investment discipline. In 1999 and early 2000, when almost every investor shunned value stocks, senior management at MFS(R) was very supportive of our conservative approach to equity investing. As a result, we were able to remain confidently focused on our disciplined approach to value investing and to methodically sift through the large universe of stocks that we believed were extremely undervalued growth opportunities. Some types of stocks we uncovered were commercial property and casualty insurance stocks and electric and gas utilities, as opposed to the telephone utilities. Due to our consistent focus on value, no matter what the market environment, and our actively managed investment approach based on Original Research(SM), we believe we're well positioned to benefit from a rapidly changing market.

The financial services sector remained the largest weighting in the portfolio. We've maintained significant exposure to property and casualty insurance companies such as St. Paul Companies and financial services companies with strong cash flows such as PNC Financial, which has generated a large portion of its revenue from transaction processing fees. On the other hand, we've cut back on life insurance companies and banks with significant annuity and asset management exposure. We feel as assets under management decline due to the market's weakness, these companies could come under additional profit pressures. Fortunately, both of these strategies aided fund performance during the period.

Other factors that contributed to our results were our underweightings in technology, consumer cyclical, and credit-sensitive financial stocks and our overweighted exposure to energy, health care, food and drug retailers, and aerospace stocks. Within energy, we took advantage of periodic weakness in oil services and drilling stocks to increase our exposure. The major integrated energy companies have raised capital expenditure budgets in reaction to higher oil and gas prices as well as to under-investment in energy infrastructure over the past several years. As a result, we believe that the earnings outlook for the oil services and drilling companies will continue to accelerate.

Looking forward, we believe it's next to impossible to predict when the economy or stock market can wage a comeback. With so many conflicting variables surrounding the economy and market sentiment, our objective is to remain focused on individual stock selection and industry fundamentals. Stock prices have come down significantly in many sectors, most notably the technology sector, and we've added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or fundamentals stabilize, we may look to increase our equity positions. That said, we'll remain true to our conservative approach to equity investing no matter what the market environment.

     Respectfully,

 /s/ David M. Calabro

     David M. Calabro
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to various market indicators. Performance results reflect the maximum applicable sales charge and the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS EMERGING OPPORTUNITIES FUND(2)(5)(6)(7)(8)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.

Index information is from May 1, 2000.)

              MFS Emerging        Russell
              Opportunities         2500
             Fund - Class A     Growth Index
--------------------------------------------------------------------------------
5/00            $9,425           $10,000
4/01             7,905             7,452

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A
                                                                      Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -16.13%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  -16.13%
-----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                  -20.95%
-----------------------------------------------------------------------------

CLASS I
                                                                      Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                      -16.13%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                  -16.13%
-----------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                      Life*
-----------------------------------------------------------------------------
Average mid cap core fund+                                          + 1.56%
-----------------------------------------------------------------------------
Russell 2500 Growth Index#                                          -25.49%
-----------------------------------------------------------------------------
  * For the period from commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
    Index information is from May 1, 2000.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS HIGH QUALITY BOND FUND(1)(3)(4)(8)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, May 3, 1999, through April 30, 2001.
Index information is from May 1, 1999.)

            MFS High Quality  Lehman Brothers
               Bond Fund         Aggregate
               - Class A        Bond Index
--------------------------------------------------------------------------------
5/99           $ 9,525           $10,000
4/00             9,749            10,126
4/01            10,954            11,380

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A
                                                         1 Year           Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +12.36%         +15.01%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +12.36%         + 7.26%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 7.02%         + 4.68%
-------------------------------------------------------------------------------

CLASS I
                                                         1 Year           Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +11.88%         +13.91%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +11.88%         + 6.77%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year           Life*
-------------------------------------------------------------------------------
Average corporate debt "A"-rated fund+                  +10.89%         + 7.26%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                   +12.39%         + 6.68%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 3, 1999, through April 30, 2001.
    Index information is from May 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS LARGE CAP VALUE FUND(2)(6)(8)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2001.
Index information is from May 1, 1999.)

             MFS Large Cap       Russell
              Value Fund           1000
              - Class A         Value Index
--------------------------------------------------------------------------------
5/99           $ 9,425           $10,000
4/00            10,192             9,612
4/01            11,864            10,230

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A
                                                           1 Year       Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +16.40%     +25.87%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +16.40%     +12.25%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        + 9.70%     + 8.96%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year       Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +17.14%     +27.27%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +17.14%     +12.89%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year       Life*
-------------------------------------------------------------------------------
Average multi cap value fund+                             + 9.57%     + 4.94%
-------------------------------------------------------------------------------
Russell 1000 Value Index#                                 + 6.43%     + 1.14%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2001.
    Index information is from May 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1)Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2)Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3)Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

(4)The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than that of other fixed-income securities.

(5)Investing in small companies is riskier than investing in more-established companies.

(6)The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow.

(7)The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(8)These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - April 30, 2001
MFS EMERGING OPPORTUNITIES FUND

Stocks - 99.1%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 87.9%
  Banks & Credit Cos. - 4.5%
    Comerica, Inc.                                                           500       $       25,715
    SouthTrust Corp.                                                         680               32,334
                                                                                       --------------
                                                                                       $       58,049
-----------------------------------------------------------------------------------------------------
  Business Services - 12.1%
    BISYS Group, Inc.*                                                       800       $       38,560
    CheckFree Corp.*                                                       1,320               52,589
    eLoyalty Corp.*                                                        4,830               15,263
    Radiant Systems, Inc.*                                                 2,980               50,064
                                                                                       --------------
                                                                                       $      156,476
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.8%
    Lightspan, Inc.*                                                      12,500       $       18,875
    Precise Software Solutions Ltd.*                                       1,270               29,909
                                                                                       --------------
                                                                                       $       48,784
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.8%
    Computer Network Technology Corp.*                                     2,800       $       28,280
    Exodus Communications, Inc.*                                           2,500               24,000
    NetIQ Corp.*                                                             320                9,395
                                                                                       --------------
                                                                                       $       61,675
-----------------------------------------------------------------------------------------------------
  Containers - 7.3%
    Ivex Packaging Corp.*                                                  4,660       $       72,929
    Owens Illinois, Inc.*                                                  2,800               22,064
                                                                                       --------------
                                                                                       $       94,993
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 10.3%
    Cable Design Technologies Corp.*                                       2,700       $       40,122
    MKS Instruments, Inc.*                                                 1,270               32,017
    W.W. Grainger, Inc.                                                    1,600               62,048
                                                                                       --------------
                                                                                       $      134,187
-----------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    Gemstar-TV Guide International, Inc.*                                    660       $       27,403
-----------------------------------------------------------------------------------------------------
  Insurance - 7.8%
    Gallagher (Arthur J.) & Co.                                            1,900       $       47,918
    Nationwide Financial Services, Inc., "A"                               1,290               52,838
                                                                                       --------------
                                                                                       $      100,756
-----------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.5%
    Allergan, Inc.                                                           430       $       32,680
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 7.9%
    First Health Group Corp.*                                                640       $       33,280
    IMPATH, Inc.*                                                            640               20,019
    IMS Health, Inc.                                                       1,800               49,410
                                                                                       --------------
                                                                                       $      102,709
-----------------------------------------------------------------------------------------------------
  Oil Services - 6.6%
    Grant Pride Co., Inc.*                                                 1,500       $       30,000
    Santa Fe International Corp.                                           1,475               56,050
                                                                                       --------------
                                                                                       $       86,050
-----------------------------------------------------------------------------------------------------
  Oils - 7.0%
    EOG Resources, Inc.                                                    1,000       $       46,390
    Newfield Exploration Co.*                                              1,250               45,000
                                                                                       --------------
                                                                                       $       91,390
-----------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.5%
    Pinnacle Holdings, Inc.*                                               3,700       $       32,745
-----------------------------------------------------------------------------------------------------
  Retail - 0.9%
    BJ's Wholesale Club, Inc.*                                               250       $       11,325
-----------------------------------------------------------------------------------------------------
  Telecommunications - 7.8%
    Advanced Fibre Communications, Inc.*                                   2,700       $       42,363
    Cabletron Systems, Inc.*                                               2,110               33,085
    General Motors Corp., "H"*                                             1,200               25,500
                                                                                       --------------
                                                                                        $     100,948
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $1,140,170
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 11.2%
  Canada - 4.1%
    Mitel Corp. (Telecommunications)*                                      5,900       $       52,746
-----------------------------------------------------------------------------------------------------
  Japan - 2.4%
    Fujikura Ltd. (Electronic Equipment)                                   4,000       $       31,569
-----------------------------------------------------------------------------------------------------
  Norway - 4.7%
    Smedvig (Oil Services)                                                 5,580       $       61,345
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $      145,660
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,394,588)                                             $    1,285,830
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.5%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Merrill Lynch, 4.63%, dated 04/30/01, due 05/01/01,
      total to be received $46,006 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                   $    46       $       46,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,440,588)                                        $    1,331,830
-----------------------------------------------------------------------------------------------------
Securities Sold Short - (2.3)%
-----------------------------------------------------------------------------------------------------
                                                                          SHARES
-----------------------------------------------------------------------------------------------------
  Electronics - (2.3)%
    Advanced Energy Industries, Inc.* (Proceeds Received,
      $(22,879))                                                            (880)      $      (30,545)
Other Assets, Less Liabilities - (0.3)%                                                        (3,571)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,297,714
-----------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - April 30, 2001

MFS HIGH QUALITY BOND FUND

Bonds - 94.6%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 84.5%
  Advertising & Broadcasting - 0.9%
    Chancellor Media Corp., 8.125s, 2007                                   $  10       $       10,250
-----------------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    Northrop Grumman Corp., 7.125s, 2011##                                 $   3       $        3,025
    Northrop Grumman Corp., 7.75s, 2031                                        4                3,995
                                                                                       --------------
                                                                                       $        7,020
------------------------------------------------------------------------------------------------------
  Automotive - 3.4%
    Daimler Chrysler Holdings, 8.5s, 2031                                  $  38       $       38,868
------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.6%
    Citigroup, Inc., 7.25s, 2010                                           $  23       $       23,897
    Dime Bancorp, Inc., 9s, 2002                                              14               14,505
    GS Escrow Corp., 7s, 2003                                                 11               10,971
    Wells Fargo and Co., 7.2s, 2003                                           14               14,573
                                                                                       --------------
                                                                                       $       63,946
------------------------------------------------------------------------------------------------------
  Brokerage - 1.1%
    Morgan Stanley Group, Inc., 8s, 2010                                   $  12       $       13,026
------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Chevron Phillips Chemical Co., 7s, 2011##                              $  13       $       12,628
------------------------------------------------------------------------------------------------------
  Coal - 0.9%
    P&L Coal Holdings Corp., 9.625s, 2008                                  $  10       $       10,500
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    First Data Corp., 6.75s, 2005                                          $   9       $        9,234
------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 5.8%
    Chase Commercial Mortgage Securities Corp., 7.543s,
      2009                                                                 $  10       $       10,206
    GS Mortgage Securities Corp. II, 6.06s, 2030                              24               24,367
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s,
      2030                                                                     8                8,126
    Morgan Stanley Group, Inc., 6.01s, 2030                                   11               10,873
    Residential Funding Mortgage Securities, Inc., 7.66s,
      2012                                                                    12               12,411
                                                                                       --------------
                                                                                       $       65,983
------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Gaylord Container Corp., 9.875s, 2008                                  $  10       $        3,000
------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                                               $   2       $        2,047
------------------------------------------------------------------------------------------------------
  Energy - Independent - 3.8%
    Anadarko Finance Co., 7.5s, 2031##                                     $  26       $       26,440
    Enron Corp., 7.875s, 2003                                                  3                3,127
    Kinder Morgan Energy Partners, 6.75s, 2011                                 2                1,977
    Pioneer Natural Resources Co., 9.625s, 2010                               10               11,050
                                                                                       --------------
                                                                                       $       42,594
------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.4%
    Pemex Project, 9.125s, 2010##                                          $   4       $        4,040
------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Liberty Media Corp., 8.25s, 2030                                      $    9       $        8,018
------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.2%
    Countrywide Home Loan, Inc., 6.85s, 2004                               $  12       $       12,313
    Ford Motor Credit Co., 6.875s, 2006                                       11               11,245
    General Motors Acceptance Corp., 7.5s, 2005                               12               12,571
                                                                                       --------------
                                                                                       $       36,129
------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.7%
    Kellogg Co., 6s, 2006##                                                $   8       $        7,916
------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    Riverwood International Corp., 10.25s, 2006                            $  10       $       10,125
------------------------------------------------------------------------------------------------------
  Gaming - 0.3%
    Harrah's Entertainment, 8s, 2011##                                     $   1       $        1,006
    MGM Mirage, Inc., 8.5s, 2010                                               2                2,067
                                                                                       --------------
                                                                                       $        3,073
------------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Ingersoll Rand Co., 5.75s, 2003                                        $  13       $       13,073
------------------------------------------------------------------------------------------------------
  Media - Cable - 1.8%
    CSC Holdings, Inc., 8.125s, 2009                                       $  21       $       20,912
------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    HCA - The Healthcare Co., 8.75s, 2010                                  $   5       $        5,400
    HCA - The Healthcare Co., 7.875s, 2011                                    10               10,250
    Tenet Healthcare Corp., 8s, 2005                                           5                5,169
                                                                                       --------------
                                                                                       $       20,819
------------------------------------------------------------------------------------------------------
  Pollution Control - 3.6%
    Allied Waste North America, Inc., 7.625s, 2006                         $  10       $        9,800
    USA Waste Services, Inc., 7s, 2028                                         7                6,137
    Waste Management, Inc., Delaware, 7.375s, 2010                            12               11,947
    WMX Technologies, Inc., 6.375s, 2003                                      13               12,939
                                                                                       --------------
                                                                                       $       40,823
------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.8%
    News America Holdings, Inc., 7.3s, 2028                                $  10       $        8,775
------------------------------------------------------------------------------------------------------
  Railroad - 1.3%
    Union Pacific Corp., 6.34s, 2003                                       $  10       $       10,176
    Union Pacific Corp., 6.65s, 2011                                           5                4,886
                                                                                       --------------
                                                                                       $       15,062
------------------------------------------------------------------------------------------------------
  Real Estate - 0.4%
    EOP Operating Ltd., 7.75s, 2007                                        $   4       $        4,137
------------------------------------------------------------------------------------------------------
  Retail - 0.9%
    Federated Department Stores, Inc., 6.79s, 2027                         $  10       $       10,135
------------------------------------------------------------------------------------------------------
  Supermarket - 0.3%
    Safeway, Inc., 7.25s, 2031                                             $   4       $        3,805
------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.4%
    AT&T Wireless Services, Inc., 7.35s, 2006##                            $   4       $        4,048
------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 6.3%
    ITC Deltacom, Inc., 11s, 2007                                          $  10       $        6,700
    Qwest Capital Funding, Inc., 7.75s, 2006                                  20               21,010
    Sprint Capital Corp., 7.125s, 2006                                        22               22,160
    United States West Capital Funding, Inc., 6.375s, 2008                    22               21,219
                                                                                       --------------
                                                                                       $       71,089
------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 23.8%
    Government National Mortgage Assn., 7.5s, 2030                         $ 128       $      131,350
    Government National Mortgage Assn., 8s, 2030                             133              138,069
                                                                                       --------------
                                                                                       $      269,419
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.8%
    U.S. Treasury Bonds, 0s, 2023                                          $  28       $        7,479
    U.S. Treasury Bonds, 6.25s, 2030                                          34               35,838
    U.S. Treasury Notes, 5.875s, 2005                                         11               11,433
                                                                                       --------------
                                                                                       $       54,750
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.4%
    CMS Energy Corp., 8.5s, 2011                                           $  10       $        9,935
    Mirant Americas Generation, Inc., 8.3s, 2011##                            26               26,369
    Niagara Mohawk Power Corp., 7.75s, 2006                                   12               12,529
    NRG Energy, Inc., 7.75s, 2011                                             16               15,898
    Progress Energy, Inc., 7.1s, 2011                                          8                8,036
                                                                                       --------------
                                                                                       $       72,767
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $      958,011
------------------------------------------------------------------------------------------------------
Foreign Bonds - 10.1%
  Canada - 3.6%
    AT&T Canada, Inc., 7.65s, 2006 (Telecommunications -
      Wireline)                                                            $  12       $       11,748
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications - Wireline)                                          9                7,554
    Government of Canada, 5.25s, 2008                                          5                4,819
    Gulf Canada Resources Ltd., 8.35s, 2006 (Energy -
      Independent)                                                             2                2,158
    Province of Quebec, 8.8s, 2003                                            14               14,978
                                                                                       --------------
                                                                                       $       41,257
------------------------------------------------------------------------------------------------------
  France - 2.6%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks & Credit
      Cos.)##                                                              $  16       $       16,130
    Socgen Real Estate Co., 7.64s, 2049 (Banks & Credit
      Cos.)##                                                                 14               13,553
                                                                                       --------------
                                                                                       $       29,683
------------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    United Mexican States, 9.875s, 2010                                    $   9       $        9,711
------------------------------------------------------------------------------------------------------
  Panama - 1.3%
    Republic of Panama, 9.625s, 2011                                       $  10       $       10,150
    Republic of Panama, 10.75s, 2020                                           4                4,090
                                                                                       --------------
                                                                                       $       14,240
------------------------------------------------------------------------------------------------------
  Qatar - 0.9%
    State of Qatar, 9.75s, 2030##                                          $  10       $       10,700
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    Telewest Communications PLC, 9.625s, 2006 (Media -
      Cable)                                                               $  10       $        9,100
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $      114,691
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,060,494)                                        $    1,072,702
Other Assets, Less Liabilities - 5.4%                                                          61,689
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $    1,134,391
------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - April 30, 2001
MFS LARGE CAP VALUE FUND

Stocks - 87.3%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 77.4%
  Aerospace - 2.3%
    Boeing Co.                                                                  60       $      3,708
    United Technologies Corp.                                                  110              8,589
                                                                                         ------------
                                                                                         $     12,297
-----------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Delphi Automotive Systems Corp.                                            185       $      2,757
    Ford Motor Co.                                                              42              1,238
                                                                                         ------------
                                                                                         $      3,995
-----------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.0%
    Bank America Corp.                                                          78       $      4,368
    PNC Financial Services Group Co.                                           140              9,110
    U.S. Bancorp                                                               126              2,668
                                                                                         ------------
                                                                                         $     16,146
-----------------------------------------------------------------------------------------------------
  Biotechnology - 2.0%
    Abbott Laboratories, Inc.                                                   81       $      3,757
    Guidant Corp.*                                                              50              2,050
    Pharmacia Corp.                                                             96              5,017
                                                                                         ------------
                                                                                         $     10,824
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    International Business Machines Corp.                                       35       $      4,030
    Texas Instruments, Inc.                                                     60              2,322
                                                                                         ------------
                                                                                         $      6,352
-----------------------------------------------------------------------------------------------------
  Cellular Phones - 1.3%
    Motorola, Inc.                                                              85       $      1,322
    Telephone & Data Systems, Inc.                                              54              5,670
                                                                                         ------------
                                                                                         $      6,992
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                                                      210       $      3,675
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    Microsoft Corp.*                                                            95       $      6,436
-----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.1%
    Fortune Brands, Inc.                                                        52       $      1,620
    Gillette Co.                                                                60              1,701
    Procter & Gamble Co.                                                        41              2,462
                                                                                         ------------
                                                                                         $      5,783
-----------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Ivex Packaging Corp.*                                                      100       $      1,565
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    W.W. Grainger, Inc.                                                        125       $      4,848
-----------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    Intel Corp.                                                                100       $      3,091
-----------------------------------------------------------------------------------------------------
  Energy - 1.8%
    Devon Energy Corp.                                                         160       $      9,442
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Viacom, Inc., "B"*                                                         170       $      8,850
    Walt Disney Co.                                                             30                908
                                                                                         ------------
                                                                                         $      9,758
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 4.7%
    Citigroup, Inc.                                                             45       $      2,212
    FleetBoston Financial Corp.                                                105              4,029
    Freddie Mac                                                                172             11,317
    Merrill Lynch & Co., Inc.                                                   64              3,949
    Morgan Stanley Dean Witter & Co.                                            60              3,767
                                                                                         ------------
                                                                                         $     25,274
-----------------------------------------------------------------------------------------------------
  Financial Services - 1.4%
    J. P. Morgan Chase & Co.                                                   140       $      6,717
    Mellon Financial Corp.                                                      24                983
                                                                                         ------------
                                                                                         $      7,700
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.9%
    Archer-Daniels-Midland Co.                                                 140       $      1,667
    General Mills, Inc.                                                         44              1,734
    Quaker Oats Co.                                                             70              6,790
                                                                                         ------------
                                                                                         $     10,191
-----------------------------------------------------------------------------------------------------
  Gaming - 1.3%
    Harrah's Entertainment, Inc.*                                              205       $      7,072
-----------------------------------------------------------------------------------------------------
  Gas - 1.2%
    Air Products & Chemicals, Inc.                                             152       $      6,534
-----------------------------------------------------------------------------------------------------
  Insurance - 7.8%
    Allstate Corp.                                                             153       $      6,388
    CIGNA Corp.                                                                 62              6,615
    Hartford Financial Services Group, Inc.                                    139              8,632
    Jefferson Pilot Corp.                                                      107              4,993
    Lincoln National Corp.                                                      25              1,154
    MetLife, Inc.                                                               60              1,740
    The St. Paul Cos., Inc.                                                    265             11,951
                                                                                         ------------
                                                                                         $     41,473
-----------------------------------------------------------------------------------------------------
  Machinery - 2.1%
    Deere & Co., Inc.                                                          215       $      8,830
    Ingersoll Rand Co.                                                          45              2,115
                                                                                         ------------
                                                                                         $     10,945
-----------------------------------------------------------------------------------------------------
  Manufacturing - 1.7%
    Rohm & Haas Co.                                                            262       $      9,005
-----------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.2%
    American Home Products Corp.                                               102       $      5,891
    Bristol-Myers Squibb Co.                                                    93              5,208
    Eli Lilly & Co.                                                             53              4,505
    Johnson & Johnson Co.                                                       25              2,412
    Schering Plough Corp.                                                      115              4,432
                                                                                         ------------
                                                                                         $     22,448
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.2%
    HCA-The Healthcare Co.                                                     170       $      6,579
-----------------------------------------------------------------------------------------------------
  Metals & Minerals - 2.0%
    Alcoa, Inc.                                                                180       $      7,452
    Phelps Dodge Corp.                                                          70              3,132
                                                                                         ------------
                                                                                         $     10,584
-----------------------------------------------------------------------------------------------------
  Oil Services - 4.5%
    Cooper Cameron Corp.*                                                      100       $      6,306
    El Paso Corp.                                                               22              1,514
    Halliburton Co.                                                            125              5,401
    Noble Drilling Corp.*                                                      114              5,529
    Schlumberger Ltd.                                                           80              5,304
                                                                                         ------------
                                                                                         $     24,054
-----------------------------------------------------------------------------------------------------
  Oils - 5.3%
    Apache Corp.                                                                75       $      4,797
    Exxon Mobil Corp.                                                          149             13,202
    Occidental Petroleum Corp.                                                 260              7,831
    Unocal Corp.                                                                70              2,671
                                                                                         ------------
                                                                                         $     28,501
-----------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    Gannett Co., Inc.                                                           90       $      5,809
    New York Times Co.                                                          51              2,093
                                                                                         ------------
                                                                                         $      7,902
-----------------------------------------------------------------------------------------------------
  Railroad - 1.1%
    Burlington Northern Santa Fe Railway Co.                                   190       $      5,586
-----------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    Equity Residential Properties Trust                                         80       $      4,199
-----------------------------------------------------------------------------------------------------
  Supermarket - 1.2%
    Safeway, Inc.*                                                             115       $      6,244
-----------------------------------------------------------------------------------------------------
  Telecommunications - 4.6%
    Alltel Corp.                                                               103       $      5,625
    AT&T Corp.                                                                  63              1,404
    SBC Communications, Inc.                                                    66              2,722
    Sprint Corp.                                                               240              5,131
    Verizon Communications, Inc.                                               171              9,417
    Williams Communications Group, Inc.*                                        39                176
                                                                                         ------------
                                                                                         $     24,475
-----------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 1.6%
    Comcast Corp., "A"*                                                        190       $      8,343
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.1%
    Dominion Resources, Inc.                                                    70       $      4,794
    Duke Energy Corp.                                                           80              3,741
    Exelon Corp.                                                                85              5,869
    FPL Group, Inc.                                                             50              2,995
    NiSource, Inc.                                                             216              6,430
    Pinnacle West Capital Corp.                                                129              6,475
    Progress Energy, Inc.                                                       56              2,478
                                                                                         ------------
                                                                                         $     32,782
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    National Fuel Gas Co.                                                      110       $      6,182
    WGL Holdings, Inc.                                                         123              3,518
    Williams Cos., Inc.                                                         48              2,024
                                                                                         ------------
                                                                                         $     11,724
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $    412,819
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 9.9%
  France - 0.7%
    ALSTOM (Transportation)                                                    129       $      3,719
-----------------------------------------------------------------------------------------------------
  Netherlands - 4.8%
    Akzo Nobel N.V. (Chemicals)                                                230       $      9,578
    ING Groep N.V., ADR (Financial Services)                                    40              2,759
    Royal Dutch Petroleum Co., ADR (Oils)                                      222             13,216
                                                                                         ------------
                                                                                         $     25,553
-----------------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Nestle S.A. (Food and Beverage Products)                                     2       $      4,142
    Novartis AG (Medical and Health Products)                                    5              7,771
                                                                                         ------------
                                                                                         $     11,913
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    BP Amoco PLC, ADR (Oils)                                                    64       $      3,461
    Diageo PLC (Food and Beverage Products)*                                   783              8,230
                                                                                         ------------
                                                                                         $     11,691
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $     52,876
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $426,115)                                                 $    465,695
-----------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.0%
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    NiSource, Inc., 7.75%                                                       80       $      4,296
    TXU Corp., 9.25%                                                            25              1,231
-----------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $4,351)                             $      5,527
-----------------------------------------------------------------------------------------------------

Convertible Bonds - 0.5%
-----------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)              VALUE
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Loews Corp., 3.125s, 2007                                               $    1       $        946
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    American Tower Corp., 5s, 2010                                          $    2       $      1,803
-----------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,787)                                        $      2,749
-----------------------------------------------------------------------------------------------------
Rights - 0.1%
-----------------------------------------------------------------------------------------------------
                                                                            SHARES
-----------------------------------------------------------------------------------------------------
    CVS Corp. (Identified Cost, $332)                                            5       $        485
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 10.7%
-----------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 4/30/01, due 5/01/01, total to be
      received $57,007 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded
      account), at Cost                                                      $  57        $    57,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $490,585)                                             $   531,456
Other Assets, Less Liabilities - 0.4%                                                           2,024
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $   533,480
-----------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
         *Non-income producing security.
        ##SEC Rule 144A restriction.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-------------------------------------------------------------------------------------------------------------------
                                                        MFS EMERGING       MFS HIGH QUALITY         MFS LARGE CAP
APRIL 30, 2001                                    OPPORTUNITIES FUND              BOND FUND            VALUE FUND
-------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,394,588, $1,060,494 and $433,585,
    respectively)                                       $  1,285,830           $  1,072,702           $  474,456
  Repurchase agreement, at value                              46,000                 --                   57,000
                                                        ------------           ------------           ----------

      Total investments, at value (identified cost,
        $1,440,588, $1,060,494 and $490,585,
        respectively)                                   $  1,331,830              1,072,702           $  531,456
                                                        ------------           ------------           ----------
  Cash                                                           140                348,890                  124
  Deposit with brokers for securities sold short              32,767                 --                     --
  Receivable for investments sold                             --                     26,219                6,554
  Interest and dividends receivable                              817                 15,811                  657
                                                        ------------           ------------           ----------
      Total assets                                      $  1,365,554           $  1,463,622           $  538,791
                                                        ------------           ------------           ----------
Liabilities:
  Securities sold short, at value
    (proceeds received $22,879)                            $  30,545           $     --               $    --
  Distributions payable                                       --                         62                --
  Payable for investments purchased                           37,189                 29,169                5,267
  Payable for fund shares reacquired                          --                    300,000                --
  Payable to affiliates -
    Management fee                                                80                 --                       33
    Reimbursement fee                                             26                 --                       11
                                                        ------------           ------------           ----------
      Total liabilities                                 $     67,840           $    329,231           $    5,311
                                                        ------------           ------------           ----------
Net assets                                                $1,297,714           $  1,134,391           $  533,480
                                                          ==========           ============           ==========
Net assets consist of:

  Paid-in capital                                       $  1,667,151           $  1,123,879           $  477,593
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                       (116,424)                12,208               40,866
  Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions        (253,013)                (2,699)              13,172
  Accumulated undistributed net investment income              --                     1,003                1,849
                                                        ------------           ------------           ----------
      Total                                             $  1,297,714           $  1,134,391           $  533,480
                                                        ============           ============           ==========
Shares of beneficial interest outstanding:
  Class A                                                     64,618                113,311               48,423
  Class I                                                    102,060                     20                   20
                                                        ------------           ------------           ----------
      Total shares of beneficial interest
        outstanding                                          166,678                113,331               48,443
                                                        ============           ============           ==========
Net assets:
  Class A                                                 $  503,171           $  1,134,192           $  533,258
  Class I                                                    794,543                 198.48               222.50
                                                        ------------           ------------           ----------
      Total net assets                                  $  1,297,714           $  1,134,391           $  533,480
                                                        ============           ============           ==========

Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest
      outstanding)                                        $ 7.79                 $10.01                $11.01
                                                          ======                 ======                ======
  Offering price per share (100 / 94.25, 100 / 95.25
    and 100 / 94.25, respectively, of net asset value
    per share)                                            $ 8.27                 $10.51                $11.68
                                                          ======                 ======                ======

Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets / shares of
    beneficial interest outstanding)                      $ 7.79                 $ 9.92                $11.13
                                                          ======                 ======                ======

On sales of $50,000 or more for MFS Emerging Opportunities Fund, and MFS Large Cap Value Fund the price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

On sales of $100,000 or more, for MFS High Quality Bond Fund the price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.


Statements of Operations
----------------------------------------------------------------------------------------------------------------------------------
                                                              MFS EMERGING
                                                             OPPORTUNITIES        MFS HIGH QUALITY          MFS LARGE CAP
YEAR ENDED APRIL 30, 2001                                            FUND*               BOND FUND             VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                $   4,344                $  97,826               $   2,146
    Dividends                                                   3,692                 --                         8,775
    Foreign taxes withheld                                       (170)                --                          (162)
                                                            ---------                ---------               ---------
      Total investment income                               $   7,866                $  97,826               $  10,759
                                                            ---------                ---------               ---------

  Expenses -
    Management fee                                          $   9,454                $   6,762               $   3,780
    Shareholder servicing agent fee                             1,261                    1,352                     504
    Administrative fee                                            184                      200                      73
    Custodian fee                                               5,310                      756                   6,772
    Printing                                                   11,723                 --                         1,674
    Postage                                                        25                       94                     124
    Auditing fees                                               7,100                   11,800                   8,900
    Legal fees                                                  3,924                    2,647                   2,558
    Registration fees                                          --                        1,000                   2,000
    Miscellaneous                                               4,559                    2,891                   2,264
                                                            ---------                ---------               ---------
      Total expenses                                        $  43,540                $  27,502               $  28,649
    Fees paid indirectly                                         (417)                    (422)                   (196)
    Reduction of expenses by investment adviser               (30,518)                 (27,080)                (23,414)
                                                            ---------                ---------               ---------
      Net expense                                           $  12,605                $  --                   $   5,039
                                                            ---------                ---------               ---------
        Net investment income (loss)                        $  (4,739)               $  97,826               $   5,720
                                                            ---------                ---------               ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $(154,091)               $  34,282               $  35,848
    Foreign currency transactions                                (115)                  --                         (31)
                                                            ---------                ---------               ---------
      Net realized gain (loss) on investments and
        foreign currency transactions                       $(154,206)               $  34,282               $  35,817
                                                            ---------                ---------               ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $(116,424)               $  25,387               $  35,772
                                                        -------------            -------------            ------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                        $(116,424)               $  25,387               $  35,772
                                                            ---------                ---------               ---------
          Net realized and unrealized gain (loss) on
            investments and foreign currency                $(270,630)               $  59,669               $  71,589
                                                            ---------                ---------               ---------
          Increase (decrease) in net assets from
              operations                                    $(275,369)               $ 157,495               $  77,309
                                                            =========                =========               =========

* For the period from the commencement of the fund's investment operations, May 2, 2000,  through April 30, 2001.

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                                                    PERIOD ENDED
MFS EMERGING OPPORTUNITIES FUND                                                  APRIL 30, 2001*
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                            $   (4,739)
  Net realized loss on investments and foreign currency transactions               (154,206)
  Net unrealized loss on investments and foreign currency translation              (116,424)
                                                                             --------------
      Decrease in net assets from operations                                     $ (275,369)
                                                                             --------------

Distributions declared to shareholders -
  In excess of net realized gain on investments and foreign currency
transactions (Class A)                                                           $  (39,828)
  In excess of net realized gain on investments and foreign currency
transactions (Class I)                                                           $  (55,266)
                                                                             --------------
      Total distributions declared to shareholders                               $  (95,094)
                                                                             --------------
Net increase in net assets from fund share transactions                          $1,668,177
                                                                             --------------
      Total increase in net assets                                               $1,297,714
Net assets:
  At beginning of period                                                            --
                                                                             --------------
  At end of period                                                               $1,297,714
                                                                             --------------
  Accumulated undistributed net investment income                                $  --
                                                                             ==============

*For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.

See notes to financial statements.

---------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                PERIOD ENDED
MFS HIGH QUALITY BOND FUND                                     APRIL 30, 2001             APRIL 30, 2000*
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                            $   97,826                  $   76,102
  Net realized gain (loss) on investments and foreign
    currency transactions                                              34,282                     (36,454)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               25,387                     (13,179)
                                                                   ----------                  ----------
      Increase in net assets from operations                       $  157,495                  $   26,469
                                                                   ----------                  ----------

Distributions declared to shareholders -
  From net investment income (Class A)                             $  (98,827)                 $  (74,597)
  From net investment income (Class I)                                    (15)                        (13)
                                                                   ----------                  ----------
      Total distributions declared to shareholders                 $  (98,842)                 $  (74,610)
                                                                   ----------                  ----------
Net increase (decrease) in net assets from fund share
  transactions                                                     $ (201,247)                 $1,325,126
                                                                   ----------                  ----------
      Total increase (decrease) in net assets                      $ (142,594)                 $1,276,985
Net assets:
  At beginning of period                                            1,276,985                      --
                                                                   ----------                  ----------
  At end of period                                                 $1,134,391                  $1,276,985
                                                                   ----------                  ----------
Accumulated undistributed net investment income                    $    1,003                  $    1,556
                                                                   ==========                  ==========

*For the period from the commencement of the fund's investment operations, May 3, 1999, through April 30, 2000.

See notes to financial statements.

---------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED              PERIOD ENDED
MFS LARGE CAP VALUE FUND                                         APRIL 30, 2001           APRIL 30, 2000*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $  5,720                  $  5,160
  Net realized gain on investments and foreign currency
    transactions                                                         35,817                    34,150
  Net unrealized gain on investments and foreign currency
    translation                                                          35,772                     5,094
                                                                       --------                  --------
      Increase in net assets from operations                           $ 77,309                  $ 44,404
                                                                       --------                  --------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $ (6,388)                 $ (3,257)
  From net investment income (Class I)                                       (3)                       (1)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                              (33,263)                  (23,642)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                  (15)                      (10)
                                                                       --------                  --------
      Total distributions declared to shareholders                     $(39,669)                 $(26,910)
                                                                       --------                  --------
Net increase (decrease) in net assets from fund share
    transactions                                                       $(23,303)                 $501,649
                                                                       --------                  --------
      Total increase in net assets                                     $ 14,337                  $519,143
Net assets:
  At beginning of period                                                519,143                    --
                                                                       --------                  --------
  At end of period                                                     $533,480                  $519,143
                                                                       --------                  --------
  Accumulated undistributed net investment income                      $  1,849                  $  1,837
                                                                       ========                  ========

*For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2000.

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                PERIOD ENDED                   PERIOD ENDED
MFS EMERGING OPPORTUNITIES FUND                              APRIL 30, 2001*               APRIL 30, 2001**
-----------------------------------------------------------------------------------------------------------
                                                                     CLASS A                        CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.00                         $10.00
                                                                      ------                         ------
Income from investment operations# -
  Net investment income (loss)(S)                                     $(0.03)                        $(0.04)
  Net realized and unrealized loss on investments and foreign
    currency                                                           (1.51)                         (1.50)
                                                                      ------                         ------
      Total from investment operations                                $(1.54)                        $(1.54)
                                                                      ------                         ------
Distributions declared to shareholders from net realized loss
  on investments and foreign currency transactions                    $(0.67)                        $(0.67)
                                                                      ------                         ------
Net asset value - end of period                                       $ 7.79                         $ 7.79
                                                                      ======                         ======
Total return(+)                                                       (16.13)%++                     (16.13%)++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.03%+                         1.03%+
  Net investment income loss                                            0.35%+                         0.36%+
Portfolio turnover                                                       169%                           169%
Net assets at end of period (000 Omitted)                               $503                           $795

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee.
    In consideration, the fund pays the adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net loss per share and ratios would have been:
     Net investment income                                            $(0.27)                        $(0.30)
     Ratios (to average net assets):
       Expenses##                                                       3.45%+                         3.45%+
       Net investment loss                                             (2.77)%+                       (2.77)%+

  * For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
 ** For the period from the inception of Class I shares, June 1, 2000, through April 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED         PERIOD ENDED             YEAR ENDED        PERIOD ENDED
MFS HIGH QUALITY BOND FUND                  APRIL 30, 2001      APRIL 30, 2000*         APRIL 30, 2001    APRIL 30, 2000**
--------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A                                     CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 9.58               $10.00                 $ 9.54              $10.01
                                                    ------               ------                 ------              ------
Income from investment operations# -
  Net investment income(S)                          $ 0.72               $ 0.66                 $ 0.70              $ 0.67
  Net realized and unrealized gain (loss) on
    investments                                       0.43                (0.44)                  0.40               (0.50)
                                                    ------               ------                 ------              ------
      Total from investment operations              $ 1.15               $ 0.22                 $ 1.10              $ 0.17
                                                    ------               ------                 ------              ------

Less distributions declared to shareholders
  from net investment income                        $(0.72)              $(0.64)                $(0.72)             $(0.64)
                                                    ------               ------                 ------              ------
Net asset value - end of period                     $10.01               $ 9.58                 $ 9.92              $ 9.54
                                                    ======               ======                 ======              ======
Total return(+)                                      12.36%                2.35%++               11.88%               1.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          0.03%                0.03%+                 0.03%               0.03%+
  Net investment income                               7.23%                6.85%+                 7.18%               6.25%+
Portfolio turnover                                     275%                 831%                   275%                831%
Net assets at end of period (000 Omitted)           $1,134               $1,277                 $ --  +++             --  +++

(S) The investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
     Net investment income                          $ 0.52               $ 0.29                 $ 0.51              $ 0.25
     Ratios (to average net assets):
       Expenses##                                     2.03%                3.92%+                 2.03%               3.92%+
       Net investment income                          5.23%                2.96%+                 5.18%               2.36%+

  * For the period from the commencement of the fund's investment operations, May 3, 1999, through April 30, 2000.
 ** For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED         PERIOD ENDED             YEAR ENDED        PERIOD ENDED
MFS LARGE CAP VALUE FUND                    APRIL 30, 2001      APRIL 30, 2000*         APRIL 30, 2001    APRIL 30, 2000**
--------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A                                     CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $10.23               $10.00                 $10.28              $10.00
                                                    ------               ------                 ------              ------
Income from investment operations# -
  Net investment income(S)                          $ 0.12               $ 0.12                 $ 0.20              $ 0.11
  Net realized and unrealized gain on
    investments and foreign currency                  1.54                 0.66                   1.53                0.72
                                                    ------               ------                 ------              ------
      Total from investment operations              $ 1.66               $ 0.78                 $ 1.73              $ 0.83
                                                    ------               ------                 ------              ------
Less distributions declared to shareholders -
  From net investment income                        $(0.14)              $(0.07)                $(0.14)             $(0.07)
  From net realized gain (loss) on investment
    and foreign currency transactions                (0.74)               (0.48)                 (0.74)              (0.48)
                                                    ------               ------                 ------              ------
      Total distributions declared to
        shareholders                                $(0.88)              $(0.55)                $(0.88)             $(0.55)
                                                    ------               ------                 ------              ------
Net asset value - end of period                     $11.01               $10.23                 $11.13              $10.28
                                                    ======               ======                 ======              ======
Total return(+)                                      16.40%                8.14%++               17.14%               8.65%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.04%                1.04%+                 1.04%               1.04%+
  Net investment income                               1.13%                1.13%+                 1.83%               1.12%+
Portfolio turnover                                      67%                 100%                    67%                100%
                                                                                                $                   $

Net assets at end of period (000 Omitted)             $533                 $519                   --  +++             --  +++

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fee.
    In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                            $(0.38)              $(0.57)                $(0.31)             $(0.59)
     Ratios (to average net assets):
       Expenses##                                     5.69%                7.74%+                 5.69%               7.74%+
       Net investment loss                           (3.52)%              (5.57)%+               (2.83)%             (5.58)%+

*   For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2000.
 ** For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund (the Funds) are each a separate series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. MFS High Quality Bond Fund can invest up to 15% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to each fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The MFS Emerging Opportunities Fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. MFS High Quality Bond Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of guide will have a significant effect on the financial statements. The MFS High Quality Bond Fund will begin amortizing premiums on debt securities effective May 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended April 30, 2001, the following amounts were reclassified due to differences between book and tax accounting for foreign currency transactions and the offset of net investment losses against short-term capital gains, and paydown gains. These changes had no effect on the net assets or net asset value per share.

                                                                             MFS EMERGING     MFS HIGH QUALITY        MFS LARGE CAP
                                                                       OPPORTUNITIES FUND            BOND FUND           VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                                                  $(1,026)                 $ --               $(753)
Accumulated undistributed net realized gain (loss) on investments
  and foreign currency transactions                                               (3,713)                (463)                  70
Accumulated undistributed net investment income                                    4,739                  463                  683

At April 30, 2001, the High Quality Bond Fund, for federal income tax purposes, had a capital loss carryforward of $(1,301) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between the share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee for MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund is computed daily and paid monthly at an annual rate of 0.75%, 0.50% and 0.75%, respectively, of each fund's average daily net assets. For MFS High Quality Bond Fund, the investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The MFS Emerging Opportunities Fund and MFS Large Cap Value Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the funds' operating expenses, exclusive of management fee. Each fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS. At April 30, 2001, aggregate unreimbursed expenses amounted to $30,518, and $53,959 for MFS Emerging Opportunities Fund and MFS Large Cap Value Fund, respectively.

For the MFS High Quality Bond Fund, the investment adviser has voluntarily agreed to pay the fund's operating expenses such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Funds.

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                      0.0175%
                Next $2.5 billion                     0.0130%
                Next $2.5 billion                     0.0005%
                In excess of $7 billion               0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charge on sales of Class A shares of the funds for the year ended April 30, 2001.

The Trustees have adopted a distribution plan for Class A shares of each fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plans provide that the funds will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently not being imposed by the Trustees for MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the year ended April 30, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                          MFS EMERGING     MFS HIGH QUALITY           MFS LARGE CAP
                                                                    OPPORTUNITIES FUND            BOND FUND              VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. government securities                                                  $   --               $2,330,891                $  --
                                                                            ----------           ----------                --------
Investments (non-U.S. government securities)                                $3,521,493           $1,175,977                $304,597
                                                                            ----------           ----------                --------

SALES
U.S. government securities                                                  $   --               $2,751,896                $  --
                                                                            ----------           ----------                --------
Investments (non-U.S. government securities)                                $1,961,229           $  950,695                $392,767
                                                                            ----------           ----------                --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds as computed on a federal income tax basis, are as follows:

                                                                          MFS EMERGING     MFS HIGH QUALITY           MFS LARGE CAP
                                                                    OPPORTUNITIES FUND            BOND FUND              VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                             $1,445,906           $1,061,892                $492,394
                                                                           ----------           ----------                --------

Gross unrealized appreciation                                              $  131,290           $   26,321                $ 51,346
Gross unrealized depreciation                                                (245,366)             (15,511)                (12,284)
                                                                           ----------           ----------                --------
  Net unrealized appreciation (depreciation)                               $ (114,076)          $   10,810                $ 39,062
                                                                           ==========           ==========                ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 MFS EMERGING OPPORTUNITIES FUND
                                 -------------------------------
                                   PERIOD ENDED APRIL 30, 2001*
                                 -------------------------------
                                  SHARES                AMOUNT
                                 -------------------------------
Shares sold                       65,795            $  674,675
Shares issued to shareholders
  in reinvestment of
  distributions                    4,587                39,814
Shares reacquired                 (5,764)              (61,035)
                                 -------            ----------
    Net increase                  64,618            $  653,454
                                 =======            ==========

Class I shares
                                 MFS EMERGING OPPORTUNITIES FUND
                                 -------------------------------
                                 PERIOD ENDED APRIL 30, 2001**
                                 -------------------------------
                                  SHARES                  AMOUNT
                                 -------------------------------
Shares sold                      111,135              $1,105,617
Shares issued to shareholders
  in reinvestment of
  distributions                    6,365                  55,252
Shares reacquired                (15,440)               (146,146)
                                 -------              ----------
    Net increase                 102,060              $1,014,723
                                 =======              ==========

Class A shares
                                          MFS HIGH QUALITY BOND FUND

                                 --------------------------------------------
                                       YEAR ENDED            PERIOD ENDED
                                     APRIL 30, 2001        APRIL 30, 2000***
                                 ----------------------  ---------------------
                                  SHARES        AMOUNT    SHARES       AMOUNT
                              -----------------------------------------------
Shares sold                       59,701    $  600,000   125,545   $1,250,350
Shares issued to shareholders
  in reinvestment of
  distributions                   10,031        98,759     7,706       74,581
Shares reacquired                (89,672)     (900,006)     --             (5)
                                 -------     ---------   -------   ----------
    Net increase (decrease)      (19,940)    $(201,247)  133,251   $1,324,926
                                 =======     =========   =======   ==========

Class I shares
                                       YEAR ENDED            PERIOD ENDED
                                     APRIL 30, 2001       APRIL 30, 2000****
                                 ----------------------  ---------------------
                                  SHARES        AMOUNT    SHARES       AMOUNT
                              -----------------------------------------------
Shares sold                         --       $  --            20   $      200
                                 -------     ---------   -------   ----------
    Net increase                    --       $  --            20   $      200
                                 =======     =========   =======   ==========

   * For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
  ** For the period from inception of Class I shares, June 1, 2000, through
     April 30, 2001.
 *** For the period from the commencement of the Fund's investment operations,
     May 3, 1999, through April 30, 2001.
**** For the period from inception of Class I shares, May 5, 1999, through April 30, 2000.

Class A shares
                                           MFS LARGE CAP VALUE FUND
                                 --------------------------------------------
                                       YEAR ENDED            PERIOD ENDED
                                     APRIL 30, 2001       APRIL 30, 2000*****
                                 ----------------------  ---------------------
                                  SHARES        AMOUNT    SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                          414    $    4,494    90,797   $  899,818
Shares issued to shareholders
  in reinvestment of
  distributions                    3,639        39,633     2,772       26,888
Shares reacquired                                                  $
                                  (6,365)      (67,430)  (42,834)    (425,257)
                                  ------    ----------    ------   ----------
    Net increase (decrease)       (2,312)   $  (23,303)   50,735   $  501,449
                                  ======    ==========    ======   ==========

Class I shares
                                       YEAR ENDED            PERIOD ENDED
                                     APRIL 30, 2001       APRIL 30, 2000****
                                 ----------------------  ---------------------
                                  SHARES        AMOUNT    SHARES       AMOUNT
-------------------------------------------------------------------------------
Shares sold                         --      $   --            20   $      200
                                  ------    ----------    ------   ----------
    Net increase                    --      $   --            20   $      200
                                  ======    ==========    ======   ==========

 **** For the period from inception of Class I shares, May 5, 1999, through
      April 30, 2000.
***** For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2000.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each fund for the year ended April 30, 2001, were as follows:

                                                  COMMITMENT FEE
MFS Emerging Opportunities Fund                          $13
MFS High Quality Bond Fund                                13
MFS Large Cap Value Fund                                 --

The funds had no borrowings during the period.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust IX and Shareholders of MFS Emerging Opportunities Fund, MFS High Quality Bond Fund, and MFS Large Cap Value Fund:

We have audited the accompanying statements of assets and liabilities of the MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund (the funds), including the schedules of portfolio investments, as of April 30, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund at April 30, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                Ernst & Young LLP
Boston, Massachusetts
June 8, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

The MFS Large Cap Value Fund has designated $12,319 as a capital gain dividend for the year ended April 30, 2001.

MFS(R) EMERGING OPPORTUNITIES FUND

MFS(R) HIGH QUALITY BOND FUND

MFS(R) LARGE CAP VALUE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116- 3741

                                                               INC-2A 06/01 1.2M
(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.